Exhibit 10.3

DEBT CONVERSION AGREEMENT

债务转换协议

This Debt Conversion Agreement (the “Agreement”) is made and entered into this 24th day of May 2019 (the “Effective Date”) between US-China Biomedical Technology, Inc., a Nevada corporation ("Company") and China Israel Biological Technology Co. Ltd. (the “Creditor”). The Company and Creditor are sometimes referred to herein individually as the “Party” or collectively as the “Parties”.

本债务转换协议（“协议”）于 2019 年 5 月 24 日（“生效日期”）由内华达州的美中生物医疗科技有限公司（“公司”）与中以生物科技有限责任公司（“债权人”）签订。公司及债权人在本协中单独称为“一方”，或统称为“双方”。

RECITALS

引言

A.       WHEREAS, the Company owes to Creditor an aggregate amount of $50,000 US Dollars in principal and $506.85 in accrued interest (collectively the “Debt”) pursuant to a 6 month promissory note for $50,000 funded April 16, 2019. By and through this Agreement the Parties have agreed to convert 100% of the Debt owed by Company to Creditor into a portion of the purchase price for the subscription of shares of common stock in the company, in lieu of cash repayment;

A. 鉴于，根据 2019 年 4 月 16 日公司向债权人借款 50,000 美元的借据（期限为 6 个月），公司欠债权人总额为 50,000 美元的本金和 506.85 美元的应计利息（统称为“债务”）。通过本协议，双方同意将公司对债权人所欠之债务的 100% 转换为认购公司普通股的部分购买价格，以代替现金偿还；

B.       WHEREAS, the Company and Creditor mutually agree to settle the Debt by and through the application of the Debt as a portion of the purchase price for restricted shares of the Company’s common stock at a price per share valued at $0.05 per share as set forth on the Subscription Agreement of even date herewith (the “Subscription Agreement”);

B. 鉴于，公司和债权人同意通过将债务作为购买价格的一部分以 0.05 美元每股的价格认购公司普通股的有限股份来偿还债务，具体规定如在本协议签订日期同一天签订的《认购协议》所述（“认购协议”）；

C.        WHEREAS, as a result of negotiations between the Company and Creditor, the Parties have proposed a resolution that they deem to be fair and equitable, and by this Agreement, Creditor and the Company wish to compromise, resolve, waive and release any and all claims, known or unknown, by and between them as fully set forth herein which exist or may exist today as it pertains to the Debt; and

C. 鉴于，经公司和债权人之间的协商，双方已提出他们认为公平合理的决议，并且通过本协议，债权人和公司希望解除和放弃他们之间的任何已知或未知的与债务相关的索赔；以及

D.       WHEREAS, each Party, without admitting any liability whatsoever, enters into this Agreement to settle all disputes, claims and actions between the Parties, as well as to settle any and all events or relationships between the Parties.

D. 鉴于，每一方在均不承认任何责任的前提下订立本协议以解决双方之间的所有争议、索赔和诉讼，以及解决双方之间的所有事务或关系。

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AGREEMENT

协议

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is acknowledged, the Parties covenant and agree as follows:

因此，考虑到本协议中规定的共同契约以及其他有益和有价值的考虑因素（其认可度和充分性已得到承认），双方立约并同意如下：

A.               Recitals. The foregoing recitals are true and correct and incorporated by reference herein.

A.               引言。 上述引言真实无误，并且作为参考并入本协议。

B.               Consideration. As full consideration for this Agreement hereunder, (i) the Company shall apply the Debt towards the purchase under the Subscription Agreement, (ii) the Creditor shall be issued restricted shares of the Company’s common stock, at a price per share valued at $0.05 per as set forth in Subscription Agreement (the “Settlement Shares”) and, in exchange, (iii) Creditor shall grant to Company a full settlement and release in connection with the Debt.

B.	对价。 作为本协议的十足对价，（i）公司应将债务用于《认购协议》下的股票购买，（ii）债权人应获得公司普通股的有限股份，该股份的价格为 0.05 美元每股，具体规定如《认购协议》所述（“结算股份”），并且作为交换，（iii）债权人须全面清偿并解除公司的债务。

C.               Mutual Release. Each Party, on behalf of himself or itself and his or its successors, officers, directors, administrators, representatives, insurers, agents and assigns hereby releases and forever discharges the other Party, its predecessors, successors, parents, subsidiaries, nominees and affiliates and all present and former officers, directors, partners, principals, employees, attorneys, insurers, agents and their respective administrators, representatives, spouses, heirs, agents and assigns from any and all claims, and causes of action and any other claim they have, whether currently known or unknown, foreseen or unseen, suspected or unsuspected. It is understood and agreed that, except as provided herein and by the attached documents incorporated herein by reference, this Agreement shall constitute a broad general release by each Party for the benefit of the other Party and shall be effective as a full and final accord and satisfaction, and as a bar to all actions, causes of action, costs, expenses, claims for sanctions, attorneys' fees, and damages, including claims now pending in any action, indemnity or contribution by any party or third party, or their counsel, or any other claims or liabilities whatsoever, whether or not now known, suspected, claimed or concealed that are related to any action or claim. This general release includes but is not limited to any and all claims, causes of action, damages or accounts that now exist or may exist in the future arising out of any matters, agreements, omissions, representations made, money due, money paid, or any other relationship between the Parties at any time prior to the date hereof. It is the intention of all Parties to fully discharge and release the remaining Parties with respect to any and all matters, claims, causes of action, contracts or expenses arising from any matter. Each Party acknowledges that it is familiar with Section 1542 of the California Civil Code which provides as follows:

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C. 相互弃权条款。 各方代表自己及其继承人、高级职员、董事、行政人员、代表、保险公司、代理人和受让人特此免除并永久放弃向对方、其前任、继承人、父母、子公司、被提名人和附属机构以及所有现任和前任高级职员、董事、合伙人、负责人、雇员、律师、保险公司、代理人及其各自的行政人员、代表、配偶、继承人、代理人和受让人提出任何索赔、诉讼和任何其他权利要求，无论是目前已知的还是未知的、可预见的还是无法预见的、怀疑的还是未怀疑的。 双方理解并同意，除非本协议或通过引用并入本协议的随附文档另有规定，否则本协议应构成各方为另一方之利益考虑的一般性弃权，并且作为完整和最终的协定及同意书而生效；此外，本协议免除所有诉讼、诉讼理由、成本、费用、制裁要求、律师费和损害赔偿，包括任何诉讼中等待审议的索赔、任何一方或第三方或其顾问的弥偿或缴款、或者任何其他索赔或债务责任，无论现在是否已知、怀疑、宣称还是隐藏其与任何诉讼或索赔相关。此一般性弃权包括但不限于因任何事项、协议、遗漏、声明、应付款项、支付款项或者双方在本协议日期之前的任何时间建立的任何其他关系而产生或可能存在的任何和所有诉讼、诉讼理由、损害赔偿、账款。协议双方的目的是完全解除和放弃另一方因任何事项引起的任何和所有事务、索赔、诉讼、合同或费用。每一方均承认自己熟悉《加利福尼亚州民法典》第 1542 条，该条款规定如下：

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

一般性弃权并不适用于如下索赔：债权人在签署弃权书时不知道或怀疑该索赔存在并对其有利，而如果他知道则必定在实质上影响他与债权人达成和解。

Except as provided for herein, the Parties expressly waive and relinquish any and all rights and benefits which it may have under, or which may be conferred upon him by the provisions of Section 1542 of the California Civil Code, as well as under any other similar state or federal statute or common law principle, to the fullest extent that they may lawfully waive such rights or benefits. In connection with their waiver and relinquishment set forth in the previous paragraphs, each Party acknowledges that he or it is aware that he or it may hereafter discover claims or facts in addition to or different from those which he, she or it now knows or believes to exist with respect to the subject matter of this Agreement, but it is his or its intention to fully, finally and forever settle and release all of the disputes and differences known or unknown, suspected or unsuspected which do now exist, may exist in the future or have ever existed between the Parties. In furtherance of such intention, the Parties agree that this Agreement shall remain in effect as a full and complete settlement in perpetuity.

除本协议另有规定外，在可以合法地放弃这些权利或利益的最大范围内，双方明确放弃其根据《加利福尼亚州民法典》第 1542 条之规定以及任何其他类似的州或联邦法规或普通法原则可能拥有或可能赋予他的任何权利和利益。关于前几段中所述的弃权，除了其现在知道或相信存在的与本协议主题相关的索赔之外，每一方都承认其可能在之后意识到或发现不同的或额外的索赔或事实，但其确实希望完全、最终和永久性地解决和放弃双方之间过去、现在或将来存在的所有已知、未知、怀疑或未怀疑的争议和分歧。为促进此等意图的实现，双方同意本协议将作为全面和完整的最终决议永久有效。

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D.               Representations and Warranties of the Company. The Company hereby represents and warrants to Creditor as follows:

D.	公司的声明和担保。 公司特此声明并向债权人担保如下：

a.                All of the issued and outstanding shares of the Company's common stock are, and all shares reserved for issuance will be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid and non-assessable. The Settlement Shares to be issued and delivered to Creditor have been duly authorized and when issued upon such conversion, will be validly issued, fully-paid and non-assessable.

a.                公司普通股的所有已发行和已流通的股份以及所有保留用于发行的股份，在根据其适应的文书或协议所述条款发行之后，是正式授权、合法发行、全部付讫和非增缴的。发行并交付给债权人的结算股份已获正式授权，并在根据此等转换发行后，将是有效发行、全部付讫和非增缴的。

b.                The Company has full legal power to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by the Company to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms and does not conflict with, result in a breach or violation of or constitute (or with notice of lapse of time or both constitute) a default under any instrument, contract or other agreement to which the Company or its subsidiaries is a party.

b. 公司拥有签署和交付本协议并履行其义务的全部法律权力。公司已适当采取为履行本协议并进行本协议所述交易而需要采取的一切措施，且本协议构成公司的合法、有效且具有约束力的义务，可根据其条款强制执行，并且不会导致违反公司或其子公司所参与的任何文书、合同或其他协议或构成（或发出逾期通知或同时构成）违约行为，也不会与此等文书、合同或其他协议发生冲突。

c.                None of the Company's Articles of Incorporation, as amended, or Bylaws, or the laws of the State of Nevada contains any applicable provisions or statute which would restrict the Company's ability to enter into this Agreement or consummate the transactions contemplated by this Agreement or which would limit any of Creditor’s rights following consummation of the transactions contemplated by this Agreement.

c.                公司的公司章程（经修订）或细则或者内华达州法律均未包含可能限制公司签订本协议或完成本协议所涉交易之能力或者在完成本协议所涉交易后限制任何债权人权利的任何适用条款或法规。

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d.                No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

d.                根据本公司所订立的或代表本公司所订立的协议之规定，任何经纪人、中间人或投资银行家均无权获得与本协议所载之交易有关的经纪费、发现费等费用或佣金。

e.                The Company has delivered or made available to Creditor prior to the execution of this Agreement true and complete copies of all financial statements of the Company.

e.                本公司在签署本协议之前，已向债权人交付或提供了本公司所有财务报表的真实完整副本。

E.               Representations and Warranties of Creditor. Creditor represents and warrants to the Company as follows:

E.               债权人的声明与保证。 债权人向本公司声明并保证如下：

a.                Creditor has full legal power to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by Creditor to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of such Creditor enforceable in accordance with its terms.

a.                债权人完全有权签署及提交本协议，并完全有权履行其在本协议项下的义务。 债权人已适当采取订立本协议以及履行本协议项下之交易时必须采取的所有行动；本协议构成合法、有效且具有约束力的债权人义务，债权人义务可根据本协议条款强制执行。

b.                Creditor has reviewed the financial statements of the Company.

b.                债权人已审阅本公司的财务报表。

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c.                Creditor has been given an opportunity to ask questions and receive answers from the officers and directors of the Company and to obtain additional information from the Company.

c.                债权人已获得提出问题的机会，向本公司的高级职员和董事获取答案的机会，以及向本公司获得其它信息的机会。

d.                Creditor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company's securities and has obtained, in its judgment, sufficient information about the Company to evaluate the merits and risks of an investment in the Company.

d.                债权人拥有财务和业务方面的知识与经验，能够评估投资本公司证券的好处和风险，并已获得其认为足以评估投资本公司的好处和风险的（本公司）信息。

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e.                Creditor is relying solely on the representations and warranties contained herein and in financial statements made available in making its decision to enter into this Agreement and consummate the transactions contemplated hereby and no oral representations or warranties of any kind have been made by the Company or its officers, directors, employees or agents to such Creditor.

e. 债权人仅依赖于本协议载明的声明和保证，以及在做出订立本协议及履行本协议所载之交易的决定时所提供的财务报表载明的声明和保证，本公司或其高级职员、董事、员工或代表未向债权人做出任何其它种类的口头声明或保证。

F.                Conditions.

F.                条件。

a.                The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment of the following conditions:

a.                本公司履行本协议所载之交易的义务取决于以下条款的履行情况：

i.                 The representations and warranties of Creditor set forth herein shall be true and correct on and as of the Effective Date.

i.                 本协议所载之债权人的声明和保证于生效日真实、无误。

ii.                All proceedings, corporate or otherwise, to be taken by the Creditor in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken and all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or Creditor shall have been obtained in form and substance reasonably satisfactory to the Company.

ii.                与履行本协议所载之交易有关的且应由债权人采取的所有程序等均已正式、有效地采取，并且，应由本公司或债权人获取的政府机构、监管机构或其他第三方的所有必要同意、批准或授权均已按照本公司合理要求的形式和内容获得。

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b.                The obligations of Creditor to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment of the following conditions:

b.                债权人履行本协议所载之交易的义务取决于以下条款的履行情况：

i.                 The representations and warranties of the Company set forth herein shall be true and correct on and as of the Effective Date.

i.                 本协议所载之本公司的声明和保证于生效日真实、无误。

ii.                All proceedings, corporate or otherwise, to be taken by the Company in connection with the consummation of the transactions contemplated by this Agreement shall have been duly and validly taken and all necessary consents, approvals or authorizations of any governmental or regulatory authority or other third party required to be obtained by the Company or Creditor shall have been obtained in form and substance reasonably satisfactory to Creditor.

ii.                与履行本协议所载之交易有关的且应由本公司采取的所有程序等均已正式、有效地采取，并且，应由本公司或债权人获取的政府机构、监管机构或其他第三方的所有必要同意、批准或授权均已按照债权人合理要求的形式和内容获得。

iii.              The Company shall have caused the Settlement Shares to be approved for issuance.

iii.              本公司已安排结算股获批发行。

G.               Restrictive Legend. The Settlement Shares that shall be issued by the Company pursuant to this Agreement will not have been registered and are being issued pursuant to a specific exemption under the Securities Act, as well as under certain state securities laws for transactions by an issuer not involving any public offering or in reliance on limited federal preemption from such state securities registration laws. The Settlement Shares to be issued by the Company pursuant to this Agreement must be held and may not be sold, transferred, or otherwise disposed of for value unless such securities are subsequently registered under the Securities Act or an exemption from such registration is available, and that the certificates representing the shares of the Company issued pursuant to this Agreement will bear a legend in substantially the following form so restricting the sale of such securities:

G.               限制性规定。 本公司根据本协议规定应发行的结算股不会进行登记，并且根据《证券法》项下的特定豁免规定，以及不涉及公开发售的适用于发行人交易的某些国家证券法或（根据该等国家的证券登记法）以有限的联邦优先购买权为基础的某些国家证券法项下的特定豁免规定，进行发行。 本公司将根据本协议规定发行的结算股必须被持有，且不得出售、转让或以其它方式进行处置，以换取价值，除非该等证券随后会根据《证券法》进行登记，或者可免于登记，并且根据本协议发行的本公司股票将载有以下形式的内容，以限制出售该等证券：

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or other compliance under the Securities Act.

本股票所代表的股份尚未根据经修订的《1933年证券法》（“《证券法》”）进行登记，并且该等股份为根据《证券法》颁布的《144规则》所载之“受限制证券”。获取该等证券是为了进行投资，并且，在未根据《证券法》进行有效登记时，或未遵守《证券法》的其它规定时，不得违反《144规则》出售或转让该等证券。

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H.               Entire Agreement; No Oral Modification. This Agreement constitutes the complete and entire written agreement of compromise, settlement and release between the Parties and constitutes the complete expression of the terms of the settlement. All prior and contemporaneous agreements, representations, and negotiations are superseded and merged herein. The terms of this Agreement can only be amended or modified by a writing, signed by duly authorized representatives of all Parties hereto, expressly stating that such modification or amendment is intended.

H.               完整协议；无口头修改。本协议构成双方达成的完整和解协议和协议，并构成完成的协议条款。本协议替代之前订立的以及与本协议同时订立的所有协议、声明和商议，并且之前订立的以及与本协议同时订立的所有协议、声明和商议均合并在本协议中。只有在以书面方式做出，且经本协议所有当事方的授权代表正式签字，并明确说明拟进行之修改的情况下，方可修改本协议条款。

I.                 Authority to Execute. Each Party executing this Agreement represents that it is authorized to execute this Agreement. Each person executing this Agreement on behalf of an entity, other than an individual executing this Agreement on his or her own behalf, represents that he or she is authorized to execute this Agreement on behalf of said entity.

I.                 签署权。 签署本协议的各方均声明其有权签署本协议。除代表其自身签署本协议的个人以外，代表单位签署本协议的每个人均声明其有权代表前述单位签署本协议。

J.                Voluntary Agreement. The Parties have read this Agreement, have had the benefit of counsel and freely and voluntarily enter into this Agreement.

J.                自愿订立协议。 双方已阅读本协议，已获得律师建议，并自愿签订本协议。

K.               Counterparts. This Agreement may be executed in counterparts and, if so executed, each counterpart shall have the full force and effect of an original. Further, a telecopied signature page by any signatory shall constitute an original for all purposes.

K.               副本。 本协议可一式多份，若本协议一式多份，则各份均与原件具有同等效力。此外，签字人的电子签名页亦构成原件，可用于所有目的。

L.               Severability. In the event that any provision contained in this Agreement shall be (i) held by any court or arbitration tribunal to be unenforceable, illegal, void or contrary to public policy, or (ii) in conflict with any applicable statute, law, regulation or applicable collective bargaining agreement, then such provision shall be of no force or effect; provided, however, that in such event the provision of this Agreement so affected shall be curtailed and limited only to the minimum extent necessary to permit compliance with the minimum required, and no other provisions of this Agreement shall be affected thereby and all such other provisions shall continue in full force and effect.

L.               可分割性。 若本协议的任一条款符合以下规定：（i）法院或仲裁庭认定该条款不可执行、不合法、无效或违反公共政策，或者（ii）与适用法律法规或适用劳资协议相冲突，则该条款无效；但在这种情况下，前述受影响的本协议条款应被限制在最小范围内，以遵守最低要求，并且本协议的其它条款不应受其影响并继续有效。

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M.              Ambiguity. Any rules of interpretation that ambiguities are to be construed against the drafting party shall not apply.

M.              歧义。解释歧义时所依据的解释规则若对起草方不利，则不适用。

N.               Governing Law. This Agreement is being executed and delivered, and is intended to be performed, in the State of Nevada, and to the extent permitted by law, the execution, validity, construction, and performance of this Agreement shall be construed and enforced in accordance with the laws of the State of Nevada without giving effect to conflict of law principles. This Agreement is intended to resolve all claims, known or unknown, between the Company and Creditor in any jurisdiction.

N.               管辖法。 本协议在内华达州签署及交付，并拟在内华达州履行，并且在法律允许的范围内，本协议的签署、有效性、理解和履行均应根据内华达州法律进行理解及执行，不考虑法律冲突。 本协议旨在解决本公司和债权人在任何司法管辖区内的所有已知或未知索赔。

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IN WITNESS WHEREOF, the Parties have entered into this Agreement made and effective as of the date first hereinabove written.

双方于首部所载之日期签署本协议，且本协议于首部所载之日期生效，以昭信守。

US-CHINA BIOMEDICAL TECHNOLOGY, INC.

Dated: May 24, 2019
日期： 2019年5月24日	By: /s/ Qingxi Huang
Name: Qingxi Huang
Title: Chief Executive Officer and Director
签字人： /s/ Qingxi Huang
姓名： Qingxi Huang
职务： 首席执行官兼董事

CREDITOR - China Israel Biological Technology Co. Ltd.
债权人 - 中以生物科技有限责任公司

Dated: May 24, 2019
日期： 2019年5月24日	By: /s/ Qingxi Huang
Name: Qingxi Huang
Title: President

签字人： /s/ Qingxi Huang
姓名： Qingxi Huang
职务： 总裁